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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                              ------------------

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   JULY 11, 1996
                                                         -------------



                         UNITED HEALTHCARE CORPORATION
                         -----------------------------
              (exact name of registrant as specified in charter)


                                   MINNESOTA
                                   ---------
                (State or other jurisdiction of incorporation)


        0-13253                                         41-1321939
        -------                                         ----------
(Commission File Number)                     (IRS Employer Identification No.)


        300 OPUS CENTER, 9900 BREN ROAD EAST, MINNETONKA, MN    55343
        ---------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (612) 936-1300
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Item 5.  Other Events

On July 11, 1996 the Registrant issued a press release relating to its Second Quarter earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits
- ---  --------

     Exhibit 99.1 - United HealthCare Corporation Press Release, dated July 11, 1996.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    UNITED HEALTHCARE CORPORATION
                                    -----------------------------
                                         (Registrant)


                                    By /s/David P. Koppe
                                    -------------------------
                                       David P. Koppe
                                       Chief Financial Officer


Date:  July 11, 1996













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                                 EXHIBIT INDEX



Exhibit Number     Description                                        Page No.
- --------------     -----------                                        -------

99.1               United HealthCare Corporation Press
                   Release dated July 11, 1996.                          5



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